JOINT FILER INFORMATION

Name:	Citadel Advisors LLC

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL ADVISORS LLC

By:	Citadel Advisors Holdings LP,
its Managing Member

By:	Citadel Investment Group II, L.L.C.,
its General Partner

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings I LP

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL HOLDINGS I LP

By:	Citadel Investment Group II, L.L.C.,
its General Partner

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Advisors Holdings LP

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL ADVISORS HOLDINGS LP

By:	Citadel Investment Group II, L.L.C.,
its General Partner

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Securities LLC

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL SECURITIES LLC

By:	Citadel Holdings I LP,
its Non-Managing Member

By:	Citadel Investment Group II, L.L.C.,
its General Partner

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Trading Ltd.

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL DERIVATIVES TRADING LTD.

By:	Citadel Advisors LLC,
its Portfolio Manager

By:	Citadel Advisors Holdings LP,
its Managing Member

By:	Citadel Investment Group II, L.L.C.,
its General Partner

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group II, L.L.C.

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL INVESTMENT GROUP II, L.L.C.

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

CITADEL EQUITY FUND LTD.

By:	Citadel Advisors LLC,
its Portfolio Manager

By:	Citadel Advisors Holdings LP,
its Managing Member

By:	Citadel Investment Group II, L.L.C.,
its General Partner

By:	/s/ Mark Polemeni
Mark Polemeni, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth C. Griffin

Address:	c/o Citadel LLC
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event
Requiring Statement:	3/13/2013

KENNETH C. GRIFFIN

By:	/s/ Mark Polemeni
Mark Polemeni, attorney-in-fact*

__________________________________

* Mark Polemeni is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on January 18, 2013, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Advisors LLC on Schedule 13G for TiVo Inc.